Exhibit 99.2

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE WESTERN DISTRICT OF TEXAS

SAN ANTONIO DIVISION

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In re: SPECTRUM JUNGLE LABS CORPORATION, et al., Debtors.	) ) ) ) ) )	Case No. 09-50455 (RBK) Chapter 11 Jointly Administered
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FIRST MODIFICATION TO JOINT PLAN OF REORGANIZATION

OF SPECTRUM JUNGLE LABS CORPORATION, ET AL., DEBTORS

William B. Kingman (Texas Bar No. 11476200)

LAW OFFICES OF WILLIAM B. KINGMAN, P.C.

4040 Broadway, Suite 450

San Antonio, Texas 78209

Telephone: 210-829-1199

Email: bkingman@kingmanlaw.com

Harry A. Perrin (Texas Bar No. 15796800)

VINSON & ELKINS LLP

First City Tower, 1001 Fannin Street, Suite 2500

Houston, Texas 77002

Telephone: 713-758-2222; Fax: 713-615-5016

Email: hperrin@velaw.com

Mark A. McDermott

SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP

Four Times Square

New York, New York 10036-6522

Telephone: 212-735-3000; Fax: 212-735-2000

Email: mark.mcdermott@skadden.com

D. J. Baker (Texas Bar No. 01566500)

LATHAM & WATKINS LLP

885 Third Avenue

New York, New York 10022-4834

Telephone: 212-906-1200; Fax: 212-751-4864

Email: dj.baker@lw.com

Counsel for Debtors and Debtors in Possession

Dated: June 8, 2009

FIRST MODIFICATION TO JOINT PLAN OF REORGANIZATION OF SPECTRUM JUNGLE LABS CORPORATION, ET AL., DEBTORS

Introduction

In accordance with Section 1129, Title 11, of the United States Code (the “Bankruptcy Code”) and Section 10.13 of the Joint Plan of Reorganization of Spectrum Jungle Labs Corporation, et al., Debtors, dated April 28, 2009 (the “Plan”), Spectrum Jungle Labs Corporation, Spectrum Brands, Inc., ROVCAL, Inc., ROV Holding, Inc., Tetra Holding (US), Inc., United Industries Corporation, Schultz Company, Spectrum Neptune US Holdco Corporation, United Pet Group, Inc., DB Online, LLC, Aquaria, Inc., Perfecto Manufacturing, Inc., Aquarium Systems, Inc. and Southern California Foam, Inc., as debtors and debtors-in-possession (the “Debtors”), modify the Plan as set forth below.

The modifications are reflected either by the addition of new text, identified by underlining (additions), or the deletion of pre-existing text, identified by strikethrough (~~deletions~~).

The Debtors have consulted with the Negotiating Noteholders concerning the modifications and have the consent of the Negotiating Noteholders as required by the Plan.

The modifications will not cause the Plan to fail to meet the requirements of Sections 1122 and 1123 of the Bankruptcy Code. Furthermore, the modifications either (a) are not material and will not adversely impact the rights of any parties in interest or (b) satisfy all applicable requirements of the Bankruptcy Code by providing the cramdown treatment required under Section 1129(b) of the Bankruptcy Code with respect to a Class of Claims that has rejected the Plan. Therefore, compliance with Section 1125 of the Bankruptcy Code is not required with respect to the modifications.

Capitalized terms used herein but not defined have the meanings ascribed to such terms in the Plan.

Modifications to Section 1.2

Section 1.2 of the Plan is modified to (i) add a reference to Amendment No. 1 to, and delete the reference to the Stockholders Agreement from, the definition of Plan Supplement at subsection (sss); (ii) delete the defined term Stockholders Agreement at subsection (mmmm); and (iii) include the new defined term “Amendment No. 1” at subsection (wwww). Section 1.2 as modified shall include the following:

1.2	Definitions

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(sss) “Plan Supplement” means the supplement to the Plan containing, without limitation, the term sheet for the Exit Facility, the members of the New Board, and the forms of the Amendment No. 1, the New Spectrum Governing Documents, ~~the Stockholders Agreement,~~ the Registration Rights Agreement (New Common Stock), the New Indenture, the Registration Rights Agreement (New Notes), and the New Equity Incentive Plan.

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(mmmm) ~~“Stockholders Agreement” means the stockholders agreement to be entered into with holders of the New Common Stock in connection with the issuance of the New Common Stock, which shall contain certain material terms as described on Exhibit A-1.~~ INTENTIONALLY LEFT BLANK.

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(wwww) “Amendment No. 1” means the amendment to the Credit Agreement dated as of March 30, 2007, among, inter alia, Spectrum as the Borrower, the Subsidiary Debtors as Guarantors, Bank of New York Mellon (successor to Goldman Sachs Credit Partners L.P.) as the Administrative Agent, Collateral Agent and Syndication Agent, Wachovia Bank, National Association as the Deposit Agent, Bank of America N.A. as an LC Issuer, and the Lenders thereunder, which amendment implements the cramdown provisions of Section 3.2(b)(ii) of the Plan and is included the Plan Supplement.

Modification to Section 3.2

Section 3.2(b) of the Plan is modified to set forth the cramdown treatment to be provided to Term Facility Claims in the event the Bankruptcy Court determines that the Term Facility Claims cannot be Reinstated. Section 3.2(b) as modified shall provide as follows:

3.2	Unimpaired Classes of Claims and Interests

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(b)	Class 2: Term Facility Claims

The Term Facility Claims shall be treated either as follows in subpart (i) or, in the alternative if the Bankruptcy Court determines that subpart (i) is not available, as follows in subpart (ii):

(i)	Reinstatement.

The Term Facility Claims are hereby Allowed in the amount determined pursuant to the terms of the Term Facility Loan Documents and shall not be subject to defense, avoidance, recharacterization, disgorgement, subordination, setoff, recoupment, or other contest (whether legal or equitable), for all purposes of the Plan and the Chapter 11 Case. Each holder of a Term Facility Claim as of the Effective Date shall continue to hold its Pro Rata share of the Term Facility Claims after the Effective Date in accordance with the Term Facility Loan Documents.

The Allowed Term Facility Claims shall be Reinstated.

Notwithstanding Section 1141(c) or any other provision of the Bankruptcy Code or the Plan, all Liens on property of the Debtor held with respect to the Term Facility Claims shall survive confirmation of the Plan and the occurrence of the Effective Date and continue in full force and effect in accordance with the terms of the Term Facility Loan Documents.

All principal, non-default interest, fees, expenses, costs, charges or other amounts due and payable on or before the Effective Date under the Term Facility Loan Documents that were not paid by the Debtors prior to or during the Chapter 11 Case shall be paid in immediately available funds on the Effective Date in accordance with the Term Facility Loan Documents, and any principal, non-default interest, fee, expense, cost, charge or other amount that accrued during the Chapter 11 Case but is not payable until after the Effective Date shall be paid as and when due in accordance with the Term Facility Loan Documents as if the Chapter 11 Case had not been filed. Any principal, interest, fee, expense, cost, charge or other amount due after the Effective Date shall be paid in accordance with the terms and conditions of the Term Facility Loan Documents.

(ii)	Cramdown.

The Term Facility Claims shall receive the treatment required by Section 1129(b)(2)(A) of the Bankruptcy Code in accordance with the terms of the Amendment No. 1, including an interest rate to be determined by the Bankruptcy Court at the Confirmation Hearing.

The Amendment No. 1 shall be effective as of the Effective Date and shall be binding upon the named parties thereto whether or not executed by such parties.

Notwithstanding Section 1141(c) or any other provision of the Bankruptcy Code or the Plan, all Liens on property of the Debtor held with respect to the Term Facility Claims shall survive confirmation of the Plan and the occurrence of the Effective Date and continue in full force and effect to secure the treatment of the Term Facility Claims as provided herein.

Modification to Section 5.5

Sections 5.5(d) and 5.5(i) of the Plan are modified to delete the references to the Stockholders Agreement. Sections 5.5(d) and 5.5(i) as modified shall provide as follows:

5.5	Authorization and Issuance of the New Securities

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(d) The rights of the holders of New Common Stock shall be as provided for in the New Spectrum Governing Documents, ~~the Stockholders Agreement,~~ and, as to certain holders, the Registration Rights Agreement (New Common Stock).

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(i) Each holder of an Allowed Noteholder Claim receiving New Common Stock and New Notes under the Plan shall, as of the Effective Date, be deemed to ~~(i)~~ have consented to the terms of the Registration Rights Agreement (New Common Stock) and Registration Rights Agreement (New Notes), each as applicable~~; and (ii) have consented to the terms of and to be a party to the Stockholders Agreement~~. Each Supplemental DIP Facility Participant receiving the Equity Fee under the Plan shall, as of the Effective Date, be deemed to ~~(i)~~ have consented to the terms of the Registration Rights Agreement (New Common Stock)~~; and (ii) have consented to the terms of and be a party to the Stockholders Agreement~~.

Modification to Section 6.2

Section 6.2 of the Plan is modified to clarify the nature of Rejection Damages Claims in the event an assumed contract or lease is later rejected. Section 6.2 as modified shall provide as follows:

Any monetary amounts by which each contract and lease to be assumed pursuant to the Plan is in default shall be satisfied, under Section 365(b)(1) of the Bankruptcy Code by Cure. If there is a dispute regarding (a) the nature or amount of any Cure, (b) the ability of any Reorganized Debtor to provide “adequate assurance of future performance” (within the meaning of Section 365 of the Bankruptcy Code) under the contract or lease to be assumed, or (c) any other matter pertaining to assumption, Cure shall occur following the entry of a Final Order resolving the dispute and approving the assumption; provided, however, that the Reorganized Debtors shall be authorized to move to rescind any assumption pursuant to the Plan, and whether or not assumption is rescinded the Reorganized Debtors shall be authorized to move to reject any contract or lease subject to assumption under the Plan, to the extent the Reorganized Debtors, in the exercise of their sound business judgment, conclude that the amount of the Cure obligation ~~as~~ or other matters determined by such Final Order~~;~~ renders assumption of such contract or lease unfavorable to the Reorganized Debtors. In the event the Reorganized Debtors ~~so~~ reject any ~~previously assumed~~ contract or lease as to which assumption has been rescinded by Final Order, and such rejection gives rise to a Rejection Damages Claim, such Rejection Damages Claim ~~arising out of~~ shall be treated as a General Unsecured Claim, and if such rejection relates to a lease of real property such Rejection Damages Claim shall be limited in amount to the Allowed Rejection Damage Claim Amount. In the event the Reorganized Debtors reject any contract or lease as to which assumption is not rescinded by Final Order, and such rejection gives rise to a Rejection Damages Claim, such Rejection Damages Claim shall be treated as an Administrative Claim, and if such rejection relates to a lease of real property such Rejection Damages Claim shall be limited in amount by Section 503(b)(7) of the Bankruptcy Code.

Modification to Section 6.7

Section 6.7(a) of the Plan is modified to conform to the modifications made in Section 6.2. Section 6.7(a) as modified shall provide as follows:

6.7	Claims Arising from Assumption or Rejection

(a) Except as otherwise provided in the Plan or by Final Order of the Bankruptcy Court, all (i) Allowed Claims arising from the assumption of any contract or lease shall be treated as Administrative Claims pursuant to Section 3.1(a) of the Plan; and (ii) Rejection Damages Claims, including Allowed Rejection Damages Claims in the case of leases of real property, shall be treated as General Unsecured Claims pursuant to and in accordance with the terms of Section 3.2(d) of the Plan. Notwithstanding the foregoing, any Rejection Damages Claim relating to a contract or lease that is rejected following assumption (if assumption is not rescinded by Final Order) shall be treated as set forth in Section 6.2 of the Plan.

Modification to Section 8.2

Section 8.2(c) of the Plan is modified to add a reference to the Amendment No. 1 and delete the reference to the Stockholders Agreement. Section 8.2(c) as modified shall provide as follows:

8.2	Conditions to Effective Date

The following conditions precedent must be satisfied or waived on or prior to the Effective Date in accordance with Section 8.3 of the Plan:

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(c) the New Spectrum Governing Documents, the Reorganized Subsidiary Governing Documents, the Exit Facility, the Amendment No. 1 if applicable, the New Equity Incentive Plan, the New Indenture, ~~the Stockholders Agreement,~~ the Registration Rights Agreement (New Common Stock), and the Registration Rights Agreement (New Notes) shall be in form and substance reasonably satisfactory to the Debtors, each of the Negotiating Noteholders, and the agent for the lenders under the Exit Facility, and, to the extent any of such documents contemplates execution by one or more persons, any such document shall have been executed and delivered by the respective parties thereto, and all conditions precedent to the effectiveness of each such document shall have been satisfied or waived, including, without limitation, and with respect to the New Indenture, the effectiveness of the application for qualification of the New Indenture under the Trust Indenture Act of 1939, as amended.

Modification to Section 9.1

Section 9.1(g) of the Plan is modified to add a reference to the Amendment No. 1 and delete the reference to the Stockholders Agreement. Section 9.1(g) as modified shall provide as follows:

9.1	Scope of Retention of Jurisdiction

Under Sections 105(a) and 1142 of the Bankruptcy Code, and notwithstanding entry of the Confirmation Order and occurrence of the Effective Date, and except as otherwise ordered by the Bankruptcy Court, the Bankruptcy Court shall retain exclusive jurisdiction over all matters arising out of, and related to, the Chapter 11 Case and the Plan to the fullest extent permitted by law, including, without limitation, jurisdiction to:

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(g) hear and determine disputes arising in connection with the interpretation, implementation, consummation, or enforcement of the Plan, including, without limitation, disputes arising under agreements, documents, or instruments executed in connection with the Plan, provided, however, that any dispute arising under or in connection with the New Securities, the Exit Facility, the Term Facility Loan Documents or, as applicable, the Amendment No. 1, the New Spectrum Governing Documents, the Reorganized Subsidiary Governing Documents, the New Equity Incentive Plan, the Registration Rights Agreement (New Common Stock), or the Registration Rights Agreement (New Notes)~~, or the Stockholders Agreement~~ shall be dealt with in accordance with the provisions of the applicable document;

Modification to Section 10.2

Section 10.2(a) of the Plan is modified to provide a process for ensuring the reasonableness of fees and expenses to be paid to the professionals representing the Negotiating Noteholders. Section 10.2(a) as modified shall provide as follows:

10.2	Fees and Expenses of Negotiating Noteholders and Indenture Trustee Expenses

(a) ~~On~~ Within ten (10) days of the Effective Date, to the extent that ~~each of the following professionals have not been compensated pursuant to the DIP Facility, the Reorganized Debtors shall reimburse the Negotiating Noteholders the reasonable fees and expenses of each of~~ (i) Paul, Weiss, Rifkind, Wharton & Garrison LLP and Oppenheimer, Blend, Harrison & Tate, Inc., counsel to Harbinger; (ii) Bracewell & Giuliani LLP, counsel to D. E. Shaw; (iii) Akin Gump Strauss Hauer & Feld LLP, counsel to Avenue; and (iv) Lazard Freres & Co., financial advisor to Harbinger~~; without the need for any of the Negotiating Noteholders to file an application or otherwise seek Bankruptcy Court approval for the payment of such professional fees and expenses.~~ (collectively, the “Negotiating Noteholders’ Advisors”) have not been compensated pursuant to the terms of the final postpetition financing order dated March 5, 2009 and the Restructuring Support Agreement, each of such Negotiating Noteholders’ Advisors shall submit a final bill for fees and expenses (in its role as counsel to both a Supplemental DIP Facility Participant and a Negotiating Noteholder) incurred through the Effective Date to the Limited Service List. Parties on the Limited Service List may file an objection with the Bankruptcy Court challenging the reasonableness of all or a portion of the fees and expenses set forth in such final bills within ten (10) days of their submission. As to any portion of the Negotiating Noteholders’ Advisors’ fees and expenses to which no timely objection has been filed, such fees and expenses shall be deemed reasonable and the Reorganized Debtors shall promptly, but in no event later than three (3) business days from the expiration of the challenge period, pay the Negotiating Noteholders’ Advisors or reimburse the Negotiating Noteholders, as applicable, such fees and expenses as set forth in the final bills. As to any portion of the Negotiating Noteholders’ Advisors’ fees and expenses to which there has been filed a timely written objection, the Reorganized Debtors shall pay the Negotiating Noteholder’s Advisors or reimburse the Negotiating Noteholders, as applicable, such fees and expenses to the extent approved by the Bankruptcy Court as reasonable on or within three (3) business days of the date of such approval.

Modification to Section 10.8

Section 10.8 of the Plan is modified to add the Equity Committee to the parties released by the Debtors and to clarify that the release does not impact intercompany obligations between the Debtors and their non-Debtor subsidiaries. Section 10.8 as modified shall provide as follows:

10.8	Release by Debtors

As of the Effective Date, for good and valuable consideration, the adequacy of which is hereby confirmed, the Debtors, the Reorganized Debtors and any Person seeking to exercise the rights of the Debtors’ Estates, including, without limitation, any successor to the Debtors or any Estate representative appointed or selected pursuant to Section 1123(b)(3) of the Bankruptcy Code, shall be deemed to forever release, waive, and discharge all claims, obligations, suits, judgments, damages, demands, debts, rights, causes of action (including claims or causes of action arising under Chapter 5 of the Bankruptcy Code), and liabilities whatsoever (other than for fraud, willful misconduct, or gross negligence) in connection with or related to the Debtors, the Chapter 11 Case, or the Plan (other than the rights of the Debtors and the Reorganized Debtors to enforce the Plan and the contracts, instruments, releases, indentures, and other agreements or documents delivered thereunder), whether liquidated or unliquidated, fixed or contingent, matured or unmatured, known or unknown, foreseen or unforeseen, then existing or thereafter arising, in law, equity, or otherwise, that are based in whole or part on any act, omission, transaction, event, or other occurrence taking place on or prior to the Effective Date in any way relating to the Debtors, the Reorganized Debtors, the Chapter 11 Case, or the Plan, and that may be asserted by or on behalf of the Debtors, the Estates, or the Reorganized Debtors against (i) any of the other Debtors and any of the Debtors’ non-Debtor subsidiaries, (ii) any of the directors, officers, and employees of any of the Debtors or any of the Debtors’ non-Debtor subsidiaries serving during the pendency of the Chapter 11 Case, (iii) any Professionals of the Debtors, (iv) each of the Negotiating Noteholders, (v) any Noteholder, solely in its capacity as a Noteholder, that votes to accept the Plan, (vi) the DIP Facility Agent, (vii) the DIP Facility Lenders, (viii) the Supplemental DIP Facility Participants; (ix) the Indenture Trustee, (x) the Equity Committee, (xi) the respective directors, officers, employees, members, participants, agents, representatives, partners, affiliates, counsel and other advisors of each of the parties identified in the foregoing (i) through ~~(ix)~~ (x) but only in their capacities on behalf of such parties, and ~~(xi)~~ (xii) any of the successors or assigns of any of the parties identified in the foregoing (i) through ~~(ix)~~ (x); provided, however, that nothing in this Section 10.8 shall be deemed to prohibit the Debtors or the Reorganized Debtors from asserting and enforcing any claims, obligations, suits, judgments, demands, debts, rights, causes of action or liabilities they may have against any of their employees (other than any director or officer) that is based upon an alleged breach of a confidentiality, noncompete or any other contractual or fiduciary obligation owed to the Debtors or the Reorganized Debtors; and provided further, however, that nothing in this Section 10.8 shall operate as a release of intercompany obligations between any of the Debtors or between any of the Debtors and their non-Debtor subsidiaries.

Modification to Section 10.10

Section 10.10(a) of the Plan is modified to clarify that the Plan is not intended to discharge any non-Debtor subsidiary with respect to claims against or interests in such subsidiaries, but only with respect to attempts to hold such non-Debtors subsidiaries responsible for the Claims against and Interests in the Debtors. Section 10.10(a) as modified shall provide as follows:

10.10	Injunction

(a) Except as provided in the Plan or the Confirmation Order, as of the Effective Date, all Persons that have held, currently hold, may hold, or allege that they hold, a Claim or other debt or liability that is discharged or an Interest or other right of an equity security holder that is terminated pursuant to the terms of the Plan are permanently enjoined from taking any of the following actions against the Debtors, the Reorganized Debtors, and their respective subsidiaries or their property on account of any such discharged Claims, debts, or liabilities or terminated Interests or rights: (i) commencing or continuing, in any manner or in any place, any action or other proceeding; (ii) enforcing, attaching, collecting, or recovering in any manner any judgment, award, decree, or order; (iii) creating, perfecting, or enforcing any Lien or encumbrance; (iv) asserting a setoff, right of subrogation, or recoupment of any kind against any debt, liability, or obligation due to the Debtors or the Reorganized Debtors; or (v) commencing or continuing any action, in each such case in any manner, in any place, or against any Person that does not comply with or is inconsistent with the provisions of the Plan. For the avoidance of doubt, nothing herein is intended to operate as a discharge of, or an injunction with respect to the assertion of, obligations owed to any Person by any non-Debtor subsidiary, but rather is intended to protect any non-Debtor subsidiary from the assertion of Claims against or Interests in the Debtors for which such non-Debtor subsidiary has no liability.

Modification to Section 10.11

Section 10.11 of the Plan is modified to add the Equity Committee to the parties exculpated under such provision. Section 10.11 as modified shall provide as follows:

10.11	Exculpation and Limitation of Liability

(a) To the extent permitted by applicable law and approved in the Confirmation Order, none of the Debtors, the Reorganized Debtors or their respective subsidiaries, the Debtors’ Professionals, the Negotiating Noteholders, any Noteholder, solely in its capacity as a Noteholder, that votes to accept the Plan, the DIP Agent, the DIP Facility Lenders, the Supplemental DIP Facility Participants, the Indenture Trustee, the Equity Committee, or any of their respective directors, officers, employees, members, participants, agents, representatives, partners, affiliates, counsel, other advisors, successors or assigns, shall have or incur any liability to any holder of a Claim or an Interest, or any other party in interest, or any of their respective present or former directors, officers, employees, members, participants, agents, representatives, partners, affiliates, counsel, other advisors, successors or assigns, for any act or omission in connection with, relating to, or arising out of, the Chapter 11 Case, the formulation, negotiation, or implementation of the Plan, the solicitation of acceptances of the Plan, the pursuit of Confirmation of the Plan, the Confirmation of the Plan, the consummation of the Plan, or the administration of the Plan or the property to be distributed under the Plan, except for acts or omissions that are the result of fraud, gross negligence, or willful misconduct or willful violation of federal or state securities laws or the Internal Revenue Code, and in all respects shall be entitled to reasonably rely upon the advice of counsel with respect to their duties and responsibilities under the Plan.

(b) Notwithstanding any other provision of the Plan, to the extent permitted by applicable law and approved in the Confirmation Order, no holder of a Claim or an Interest, no other party in interest, and none of their respective present or former directors, officers, employees, members, participants, agents, representatives, partners, affiliates, counsel, other advisors, successors or assigns, shall have any right of action against any Debtor, any Reorganized Debtor, any of its subsidiaries, any Professional of the Debtors, any of the Negotiating Noteholders, any Noteholder, solely in its capacity as a Noteholder, that votes to accept the Plan, the DIP Agent, any of the DIP Facility Lenders, Supplemental DIP Facility Participants, the Indenture Trustee, the Equity Committee, or any of their respective directors, officers, employees, members, participants, agents, representatives, partners, affiliates, counsel, other advisors, successors or assigns, for any act or omission in connection with, relating to, or arising out of, the Chapter 11 Case, the formulation, negotiation, or implementation of the Plan, solicitation of acceptances of the Plan, the pursuit of Confirmation of the Plan, the Confirmation of the Plan, the consummation of the Plan, or the administration of the Plan or the property to be distributed under the Plan, except for acts or omissions that are the result of fraud, gross negligence, or willful misconduct or willful violation of federal or state securities laws or the Internal Revenue Code.

Modification to Exhibit A-1

Exhibit A-1 to the Plan is deleted in its entirety.

Dated: June 8, 2009

Spectrum Jungle Labs Corporation

Spectrum Brands, Inc.

ROVCAL, Inc.

ROV Holding, Inc.

Tetra Holding (US), Inc.

United Industries Corporation

Schultz Company

Spectrum Neptune US Holdco Corporation

United Pet Group, Inc.

DB Online, LLC

Aquaria, Inc.

Perfecto Manufacturing, Inc.

Aquarium Systems, Inc.

Southern California Foam, Inc.

By:

Kent J. Hussey

Chief Executive Officer

Spectrum Brands, Inc.

William B. Kingman (Texas Bar No. 11476200)

LAW OFFICES OF WILLIAM B. KINGMAN, P.C.

4040 Broadway, Suite 450

San Antonio, Texas 78209

Telephone: 210-829-1199

Email: bkingman@kingmanlaw.com

Harry A. Perrin (Texas Bar No. 15796800)

D. Bobbitt Noel, Jr. (Texas Bar No. 15056500)

VINSON & ELKINS LLP

First City Tower, 1001 Fannin Street, Suite 2500

Houston, Texas 77002

Telephone: 713-758-2222; Fax: 713-615-5016

Email: hperrin@velaw.com, bnoel@velaw.com

Mark A. McDermott

SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP

Four Times Square

New York, New York 10036-6522

Telephone: 212-735-3000; Fax: 212-735-2000

Email: mark.mcdermott@skadden.com

D. J. Baker (Texas Bar No. 01566500)

LATHAM & WATKINS LLP

885 Third Avenue

New York, New York 10022-4834

Telephone: 212-906-1200; Fax: 212-751-4864

Email: dj.baker@lw.com

Counsel for Debtors and Debtors in Possession